UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2025

PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
900 Bedford Street
Stamford, Connecticut 06901
(Address of Principal Executive Offices) (Zip Code)
(203) 252-5900
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm
The Audit Committee (the “Committee”) of the Board of Directors of Patriot National Bancorp, Inc. (the “Company”) recently conducted a selection process for the Company’s independent public accounting firm for the year ending December 31, 2025. As a result of this process, on August 22, 2025, the Company engaged Baker Tilly US, LLP (“Baker Tilly”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The engagement of Baker Tilly was approved by the Committee.
As a result, the Company ended RSM US LLP’s (“RSM”) engagement as the Company’s independent registered public accounting firm on August 22, 2025. The decision to dismiss RSM was also approved by the Committee.
The reports of RSM on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.
During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim periods of the Company through August 22, 2025, there have been no (i) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”)) with RSM on any matter of accounting principles or practices, financial statement disclosure or reviewing scope or procedure, or (ii) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Company has authorized RSM to respond fully to any inquiries of the Company’s new independent registered public accounting firm, Baker Tilly, relating to its engagement as the Company’s independent registered public accounting firm. The Company provided RSM with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that RSM furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of the letter provided by RSM, dated August 26, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm
The Audit Committee approved the appointment of Baker Tilly as the Company’s new independent registered public accounting for the fiscal year ending December 31, 2025, beginning with the fiscal quarter ending September 30, 2025, with immediate effect. During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim periods through August 22, 2025, neither the Company, nor anyone on its behalf, consulted Baker Tilly regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Baker Tilly that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Compensation to Directors
On August 20, 2025, the Board of Directors of the Company (the “Board”) and the Board of Directors of Patriot Bank, N.A. (the “Bank Board”), the wholly-owned subsidiary of the Company (the “Bank”), upon recommendation of the Compensation and Nomination Committees of each of the Company and the Bank, approved the issuance of following compensation to the directors of the Company and the Bank:

•Each independent director of the Company shall be awarded annual cash compensation of $50,000, and an annual grant of restricted stock units with a grant date value of $75,000, provided the initial grant date shall be July 1, 2025;
•Each independent director of the Bank shall be awarded annual cash compensation of $20,000, and an annual grant of restricted stock units with a grant date value of $25,000, provided the initial grant date shall be July 1, 2025;

•The Chairs of the committees of the Board and Bank Board shall be awarded additional cash compensation according to the following schedule commencing July 1, 2025:

Audit Committee	$15,000
Compensation, Nominating and Governance Committee	$5,000
Strategic and Executive Committee	$5,000
Enterprise Risk and Compliance Committee	$10,000
Enterprise Risk and Compliance Committee - Credit Sub Committee	$10,000
Community Development Committee	$5,000

Appointment of the Chairman of the Board
On August 20, 2025, the Board appointed Steven Sugarman, the current President and Chief Executive Officer of the Company, as the Chairman of the Board, effective as of October 1, 2025. Mr. Sugarman’s biographical information and information related to his compensation and related party transactions have been previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on March 21, 2025 and the Company’s definitive proxy statement filed with the SEC on May 27, 2025, and such information is incorporated herein by reference.
In connection with the appointment of Mr. Sugarman, the Board accepted Mr. Michael Carrazza’s resignation as the Chairman of the Board, effective as of October 1, 2025, and appoints Mr. Carrazza as Chair Emeritus. The Board thanks Mr. Carrazza for his service and Mr. Carrazza will continue to serve as a Director of the Company.

Appointment of Lead Independent Director
On August 20, 2025, the Board appointed Anahit Magzanyan, an Independent Director of the Company, as the Lead Independent Director, effective as of October 1, 2025. Ms. Magzanyan’s biographical information has been previously disclosed in the Company’s definitive proxy statement filed with the SEC on May 27, 2025, and such information is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

16.1	Letter of RSM US LLP to the Securities and Exchange Commission dated August 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

August 26, 2025	By:	/s/ Carlos P. Salas
	Name:	Carlos P. Salas
	Title:	Chief Financial Officer